                                                                EXHIBIT 10(LLLL)

                                 DEED AND MONEY
                             ESCROW TRUST AGREEMENT
                             ----------------------



Escrow No.: H455-1295                                 Date: July 7, 1998
Refer to:   Martha E. McCall                          Fax:   (312) 558-3008
Phone:      (312) 558-1600 Ext. 3013


TO:       COMMONWEALTH LAND TITLE INSURANCE COMPANY ("Escrowee ")
          30 North LaSalle Street, Suite 3900
          Chicago, Illinois 60602



Dear Ms. McCall:


     Reference is made to that certain Commitment No. H455-1295, with an effective date of June 22, 1998 (the "Title Commitment ") for an Owner's Title Insurance Policy (the "Title Policy ") issued by Commonwealth Land Title Insurance Company ("Title Insurer"), to insure Purchaser's fee simple title to the Property and subject only to the Permitted Exceptions (defined below), and providing coverage in the aggregate amount of $196,189,000.00.


               1.    SELLER'S DEPOSITS.   MADISON PLAZA VENTURE ("Seller"), by
                     -----------------
     its attorney Ira J.Swidler, Katten, Muchin & Zavis, 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661,
     Phone: (312) 902-5551, Fax: (312) 902-1061, will deposit or cause to be deposited the following:

     (a)  Trustee's Deed (the "Deed") from Seller to Purchaser (defined below);

     (b) Internal Revenue Code (S) 1445 Exemption Certificate (the "FIRPTA Affidavit"), as executed on behalf of Seller;

     (c) For purposes of the Illinois Responsible Property Transfer Act of 1988, as amended ("IRPTA"), either an "Environmental Disclosure Document for Transfer of Real Property," as completed and executed on behalf of Seller (the "IRPTA Disclosure Document "), or an affidavit of Seller certifying that the provisions of IRPTA do not apply to the subject purchase and sale of the Property;

     (d) A water certificate issued by the Water Commissioner for the City of Chicago, Illinois, in satisfaction of the requirement set forth in
          Item 7(a) of Schedule B-Section I of the Title Commitment;

     (e) Affidavit from the Seller as to the amount of the commission due to EASTDIL REALTY on the sale of the Property (the "Seller's Commission Statement");

     (f) Affidavit and lien waiver from MIGLIN-BEITLER MANAGEMENT COMPANY, Seller's property manager for the Property, waiving any and all liens or claims of lien for leasing commissions or other sums due or payable in connection with the leasing and management of the Property through and including July 8, 1998; and

     (g) ALTA Statement (Owner's Affidavit) and GAP Undertaking, certifying, among other things, that there are no leases or occupancy agreements affecting any portion(s) of the Property other than the tenants, as tenants only, under those certain leases more particularly described on EXHIBIT "B" attached hereto.

     2.   PURCHASER'S DEPOSITS. OVERSEAS PARTNERS (MADISON PLAZA) LLC, an
          ----------------------
Illinois limited liability company ("Purchaser"), by its attorney James W. Addison, Troutman Sanders LLP, NationsBank Plaza, Suite 5200, 600 Peachtree Street, N.E., Atlanta, Georgia 30308, Phone: (404) 885-3103, Fax: (404) 885-3995
will deposit or cause to be deposited the sum OF ONE HUNDRED NINETY-TWO MILLION THREE HUNDRED SIXTY-FIVE THOUSAND NINE HUNDRED SEVENTY-SEVEN AND EIGHTY-ONE/100 DOLLARS ($192,365,977.81).


     3.   JOINT DEPOSITS.  Seller and Purchaser shall jointly deposit or cause
          -----------------
to be deposited the following:

     (a) Earnest Money in the amount of Two MILLION AND No/100 DOLLARS ($2,000,000.00) plus interest accrued thereon, from Escrow No. 98-067A, dated as of June 30, 1998, currently being held by Escrowee (the "Earnest Money");

     (b) Closing Statement reflecting agreed prorations, executed by Seller and Purchaser (the "Closing Statement"); and

     (c) Executed Real Estate Transfer Declarations for the State of Illinois, Cook County and City of Chicago (the "Transfer Declarations").


     4.  CLOSING.  When Escrowee is in receipt of all deposits and Title Insurer
         -------
(a) is prepared to issue the Title Policy in the form attached hereto as Exhibit "A," and (b) is prepared to issue a direct facultative reinsurance agreement in form satisfactory to Purchaser's counsel, pursuant to which the Title Insurer shall retain the first $50,000,000.00 of liability under the Title Policy, and including a direct commitment to Purchaser from Transaction Title Insurance Company for reinsurance in the amount of $30,000,000.00, together with a direct commitment to Purchaser from Lawyers Title Insurance Corporation for reinsurance in the amount of $80,000,000.00 and a direct commitment from First American Title Insurance Company for reinsurance in the amount of $36,189,000.00; and (c) Escrowee has received telephonic confirmation from Seller's counsel and Purchaser's counsel that Seller and Purchaser desire to proceed to closing, Escrowee is then authorized and directed to proceed as follows:

     (a) Purchase $196,189.00 in State of Illinois Transfer Stamps, $98,094.50 in Cook County Transfer Stamps and $1,471,417.50 in City of Chicago Transfer Stamps and affix to the Deed;

     (b) Record the Deed and the IR.PTA Disclosure Document with the Recorder of Deeds;

     (c) Pay Seller's title, recording, Closing, and escrow charges in connection with this transaction;

     (d) Pay Purchaser's title, recording, Closing and escrow charges, in connection with this transaction;

     (e)  Pay amounts set forth on Closing Statement;

     (f)  Deliver the recorded Deed to Purchaser's attorney when available;

     (g) Deliver the marked-up Title Commitment to Purchaser's attorney via facsimile as of the date of any disbursement made hereunder (with the final Title Policy delivered within 2 weeks thereof).

     The escrow fees for this transaction shall be paid in accordance with the Closing Statement.



     5.  DUE DATE FOR DEPOSIT. All deposits are to be deposited in escrow
         ----------------------
no later than July 8, 1998.

     6.  DEFAULT PROVISIONS.  In the event all escrow deposits have not been
         ------------------
received herein on or before July 8, 1998, Escrowee is hereby authorized and directed to hold the escrow deposits which have been deposited until Escrowee has received a written instruction from all parties hereto; provided, however, that if the sum to be deposited pursuant to Paragraph 2 hereof has been deposited by Purchaser and either Seller has failed to deposit the items to be deposited pursuant to Paragraph I or Seller fails to deposit the Closing Statement as executed by Seller pursuant to Paragraph 3(b) hereof, then, the Earnest Money, together with the sum deposited pursuant to Paragraph 2 shall be returned to Purchaser immediately upon request by Purchaser.

     7.   STANDARD PROVISIONS.
          -------------------

     (a) If this Escrow Trust Agreement directs Escrowee to continue to comply with instructions following expiration of a time limit for making a deposit until demand is received from the other party, and unless otherwise provided herein, the deposit may be made and accepted at any time prior to receipt of the demand and the default shall be cured by said deposit.

     (b) No claim of a default shall be valid if the party making same is itself in default, unless said default is caused by the failure of the other party to take some action required by this Escrow Trust Agreement.

     (c) Whenever under the terms and provisions of the Escrow Trust Agreement the time for performance of a condition falls upon a Saturday, Sunday or holiday, such time for performance shall be extended until the next business day.

     (d) Amendments to this Escrow Trust Agreement must be in writing executed by the parties hereto and shall be considered the same as this Escrow Trust Agreement.

     (e) Seller and Overseas Partners Capital Corp. have heretofore entered into a Purchase and Sale Agreement, dated as of June 30, 1998, as the interest of the "purchaser" thereunder has been assigned to Purchaser (said agreement, as so assigned, is herein referred to as the "Contract") pertaining to the transaction to be consummated under this Escrow Trust Agreement and covering the Property. This Escrow Trust Agreement shall not supersede the terms and provisions contained in the Contract, and in the event of any conflict or inconsistency, the ten-ns and provisions of the Contract shall prevail to the extent of the conflict or inconsistency. It is agreed by the parties hereto, however, that Escrowee shall be governed solely by the terms and provisions contained in this Escrow Trust Agreement.

     (f) This Escrow Trust Agreement may be executed in multiple counterparts, and all such executed counterparts shall constitute the same agreement.


     8.   DEPOSITS AND INVESTMENTS. Deposits made pursuant to this Escrow Trust
          --------------------------
Agreement may be invested on behalf of any party or parties hereto; provided, that any direction to Escrowee for such investment shall be expressed in writing and contain the consent of all other parties to this Escrow Trust Agreement, and also provided that Escrowee is in receipt of the taxpayer's identification number and investment forms as required. Escrowee will, upon request, furnish information concerning its procedures and fee schedules for investment.

     Except as to deposits of funds for which Escrowee has received express written direction concerning investment or other handling, the parties hereto agree that Escrowee shall be under no duty to invest or reinvest any deposits at any time held by it hereunder; and, further, that Escrowee may commingle such deposits with other deposits or with its own funds in the manner provided for the administration of funds under Section 2-8 of the Corporate Fiduciary Act (111. Rev. Stat. ch. 17, par. 1551 - 1) and may use any part or all such funds for its own benefit without obligation to any party for interest or earnings derived thereby, if any. Provided, however, nothing herein shall diminish Escrowee's obligation to apply the full amount of the deposits in accordance with the terms of this Escrow Trust Agreement.


     In the event Escrowee is requested to invest deposits hereunder, Escrowee shall not be held responsible for any loss of principal or interest that may be incurred as a result of making the investments or redeeming said investment for the purpose of this Escrow Trust Agreement.



By:

                                    By:          /s/  James W. Addison
     Ira J. Swidler                              James W. Addison
     Attorney for Seller                         Attorney for Purchaser

     (c) Whenever under the terms and provisions of the Escrow Trust Agreement the time for performance of a condition falls upon a Saturday, Sunday or holiday, such time for performance shall be extended until the next business day.

    (d) Amendments to this Escrow Trust Agreement must be in writing executed by the parties hereto and shall be considered the same as this Escrow Trust Agreement.

    (e) Seller and Overseas Partners Capital Corp. have heretofore entered into a Purchase and Sale Agreement, dated as of June 30, 1998 as the interest of the `purchaser', thereunder has been assigned to Purchaser (said agreement, as so assigned, is herein referred to as the "Contract') pertaining to the transaction to be consummated under this Escrow Trust Agreement and covering the Property. This Escrow Trust Agreement shall not supersede tile terms and Provisions contained in the Contract, and in the event of any conflict or inconsistency, the terms and provisions of the Contract shall prevail to the extent of the conflict or inconsistency. It is agreed by the parties hereto, however, that Escrowee shall be governed solely by the terms and provisions contained in this Escrow Trust Agreement.

    (f) This Escrow Trust Agreement may be executed in multiple counterparts, and all such executed counterparts shall constitute the same agreement.

     8.  DEPOSITS AND INVESTMENTS.  Deposits made pursuant to this Escrow Trust
         ------------------------
 Agreement may be invested on behalf of any party or parties hereto; provided, that any direction to Escrowee for such investment shall be expressed in writing and contain the consent of all other parties to this Escrow Trust Agreement, and also provided that Escrowee is in receipt of the taxpayer's identification number and investment forms as required. Escrowee will, upon request, furnish information concerning its procedures and fee schedules for investment.

     Except as to deposits of funds for which Escrowee has received express written direction concerning investment or other handling, the parties hereto agree that Escrowee shall be under no duty to invest or reinvest any deposits at any time held by it hereunder; and, further, that Escrowee may commingle such deposits with other deposits or with its own funds in the manner provided for the administration of funds under Section 2-8 of the Corporate Fiduciary Act (I11. Rev. Stat. ch. 17, par. 1551-1) and may use any part or all such funds for its own benefit without obligation to any party for interest or earnings derived thereby, if any. Provided, however, nothing herein shall diminish Escrowee's obligation to apply the full amount of the deposits in accordance with the terms of this Escrow Trust Agreement.

    In the event Escrowee is requested to invest deposits hereunder, Escrowee shall not be held responsible for any loss of principal or interest that may be incurred as a result of making the investments or redeeming said investment for the purpose of this Escrow Trust Agreement.



By:   /s/ Ira J. Swidler
      Attorney for Seller

By:   /s/ James W. Addison
      Attorney for Purchaser

ACCEPTED  this 8th day of July, 1998:

COMMONWEALTH LAND TITLE INSURANCE COMPANY

By:      /s/ Martha E. McCall
Name:    Martha E. McCall
Title:   Authorized Agent

                                  EXHIBIT "A"
                    PROFORMA OWNER'S TITLE INSURANCE POLICY

COMMONWEALTH

                                              PROFORMA OWNER'S POLICY
COMMONWEALTH LAND TITLE INSURANCE COMPANY

                                   SCHEDULE A

AMOUNT OF INSURANCE: $196,189,000.00          Policy Number:  Proforma

DATE OF POLICY: Date of Recording             File No. H455-1295



1.  NAME OF INSURED:

     Overseas Partners (Madison Plaza) LLC

2. THE ESTATE OR INTEREST IN THE LAND DESCRIBED IN THIS SCHEDULE AND WHICH IS COVERED BY THIS POLICY IS FEE SIMPLE AND IS AT DATE OF POLICY VESTED IN:

     Overseas Partners (Madison Plaza) LLC

3. THE LAND REFERRED TO IN THIS POLICY IS DESCRIBED IN THE SAID INSTRUMENT, IS SITUATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, AND IS IDENTIFIED AS
    FOLLOWS:

     See Schedule A, Legal Description attached hereto.



Countersigned:   PRO FORMA
                 Authorized Officer


Proforma Owner's Policy (10-17-92)
Schedule A

Issued By:  Commonwealth Land Title Insurance Company
            312-641-5860

COMMONWEALTH

Commonwealth Land Title Insurance Company               File No. H455-1295
                                                        Policy No. Proforma

                                   Schedule A
                               Legal Description



The East 112 of Lot 6 and all of Lots 7 and 6 (all taken as a tract) excepting from said tract that part taken for widening of Madison Street in Block 54 in original Town of Chicago in Section 9, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

COMMONWEALTH

Commonwealth Land Title Insurance Company               File No. H455-1295
                                                        Policy No. Proforma


                        Schedule B - Part I



1 . Rights and claims of tenants in possession or with rights to possession as tenants only under unrecorded leases, as shown on the attached rent roll.

2. General Real Estate Taxes on the land for the year(s) 1997 final installment, 1998 and subsequent years.

       Permanent Tax Index Number(s):

       17-09-456-003-0000 (Affects a part of the land)
       Note: 1997 first estimated installment in the amount of $800,224.72 is paid.

       17-09-456-019-0000 (Affects a part of the land).
       Note: 1997 first estimated installment in the amount of $3,197,606.95 is paid.

       Note: 1997 final installment and 1998 taxes are not yet due and payable.

       Note: The Permanent Tax Index Numbers are provided for information only. You are advised that you should not rely upon these numbers for the payment of future tax bills and should independently verify the accuracy thereof.





                      [ITEM 3 BELOW SUBSEQUENTLY DELETED]

3. NOTE: this is a pro forma policy, and is subject to all matters of title clearance, underwriting, closing and recording, not yet completed; and is not a guarantee, at this time, to issue the policy in the form shown herein.

proforma owner's Policy (10-17-92)
Schedule B

COMMONWEALTH

Commonwealth Land Title Insurance Company               File No. H455-1295
                                                        Policy No. Proforma



                       SURVEY - IDENTICALITY ENDORSEMENT
                       ---------------------------------



The said Policy is hereby amended in the following manner:

The Company hereby insures the insured against loss or damage which the Insured shall sustain by reason of any inaccuracy in the following assurance:

   The land described in Schedule A hereof is the same as that delineated on the plat of survey made by Chicago Guarantee Survey Co., dated May 7, 1998 (and last revised July 2, 1998), Number 9802014.

The total liability of the Company under said Policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said Policy and cost which the Company is obligated under the provisions of said Policy to pay.

This endorsement is made a part of said Policy and is subject to the exclusions, schedules, endorsements conditions, stipulations and terms thereof, except as modified by the provisions hereof.

Nothing herein contained shall be construed as extending or changing the effective date of said Policy, unless otherwise expressly stated.

IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers
on the   day of           19


COMMONWEALTH LAND TITLE INSURANCE COMPANY


PROFORMA
Authorized Signature

COMMONWEALTH

Commonwealth Land Title Insurance Company               File No. H455-1295
                                                        Policy No. Proforma



ACCESS - CONTIGUITY TO PUBLIC WAYS ENDORSEMENT
----------------------------------------------



The said Policy is hereby amended in the following manner:

     The Company hereby insures the Insured against loss or damage which the insured shall sustain by reason of any inaccuracy in the following assurance.

     Said land is contiguous to the physically open street(s) known as:

     Calhoun Place, Wells Street and Madison Street

     and there is legal access between said land and the duly dedicated public street(s) known as:

     Calhoun Place, Wells Street and Madison Street

The total liability of the Company under said Policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said Policy and costs which the Company is obligated under the provisions of said Policy to pay.

This endorsement is made a part of said policy and is subject to the exclusions, schedules, endorsements conditions, stipulations and terms thereof, except as modified by the provisions hereof.

Nothing herein contained shall be construed as extending or changing the effective date of said Policy, unless otherwise expressly stated.

IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers
on the          day of   19   .

COMMONWEALTH LAND TITLE INSURANCE COMPANY


PROFORMA
Authorized Signature

COMMONWEALTH

Commonwealth Land Title Insurance Company               File No. H455-1295
                                                        Policy No. Proforma



                         CONTIGUITY ENDORSEMENT - LOTS
                         -----------------------------

To be annexed to and form a part of Commitment/Policy Number H455-1295 insuring as set forth in said Commitment/Policy.

The said Commitment/Policy is hereby amended in the following manner:

The Company hereby insures the insured against loss or damage which the insured shall sustain by reason of any inaccuracies in the following assurances:

     The land described in Schedule A, Including the lots or portions of lots described therein, taken as a tract, comprises one contiguous parcel of land with no gaps or gores.

The total liability of the Company under said Policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said Policy and costs which the Company is obligated under the provisions of said Policy to pay.

This endorsement is made a part of said Policy and is subject to the exclusions, schedules, endorsements conditions, stipulations and terms thereof, except as modified by the provisions hereof.

Nothing herein contained shall be construed as extending or changing the effective date of said Policy, unless otherwise expressly stated.

IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers
on the       day of              , 19  .



COMMONWEALTH LAND TITLE INSURANCE COMPANY


PROFORMA
Authorized Signature

COMMONWEALTH

Commonwealth Land Title Insurance Company               File No. H455-1295
                                                        Policy No. Proforma


                        COMPREHENSIVE - OWNER ENDORSEMENT
                        ---------------------------------

The Company hereby insures the insured against loss which said Insured shall sustain by reason of any of the following matters:

1.  Any incorrectness in the assurance which the Company hereby gives:
    (a) That, except as shown in Schedule B, there are no present violations on said land of any enforceable covenants, conditions, or restrictions;

    (b) That, except as shown in Schedule B, there are no encroachments of buildings, structures, or improvements located on said land onto adjoining lands, nor any encroachments onto said land of buildings, structures, or improvements located on adjoining lands.

2. Any future violations on said land of any covenants, conditions, or restrictions provided such violations result in forfeiture or reversion of title to said land.

3. Damage to existing improvements which are located or encroach upon that portion of the land subject to any easement shown in Schedule B, which damage results from the exercise of the right to use or maintain such easement for the purposes for which the same was granted or reserved.

4. Any final court order or judgment requiring removal from any land adjoining said land of any encroachment shown in Schedule 13.

As used in this endorsement, the words covenants, conditions and restrictions shall not be deemed to refer to or include any covenant, condition or restriction relating to environmental protection or regulating or prohibiting the use, storage or release of hazardous or toxic waste or substances on the land. Wherever In this endorsement any or the words "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms covenants and conditions contained in any lease referred to in Schedule A.

The total liability of the Company under said Policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said Policy and costs which the Company is obligated under the provisions of said Policy to pay.

This endorsement is made a part of said Policy and is subject to the exclusions, schedules, endorsements, conditions, stipulations and terms thereof, except as modified by the Provisions hereof.

Nothing herein contained shall be construed as extending or changing the effective date of said Policy, unless otherwise expressly stated.

IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers
on the         day of            , 19.

COMMONWEALTH LAND TITLE INSURANCE COMPANY


PROFORMA
Authorized Signature

COMMONWEALTH

Commonwealth Land Title Insurance Company               File No. H455-1295
                                                        Policy No. Proforma


                     ALTA 3.1 ZONING - IMPROVED PROPERTY
                     -----------------------------------

The said Policy is hereby amended in the following manner:

1. The Company insures the insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

    (a)  According to applicable zoning ordinances and amendments thereto, the
     land is classified Zone B 7-7 General            Central Business District.

    (b) The following use or uses are allowed under that classification subject to compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses:

      Offices, Business and Professional, including Retail and Restaurant Facilities.

2. The Company further insures against loss or damage arising from a final decree of a court of competent jurisdiction

    (a) prohibiting the use of the land, with any structure presently located thereon, as specified in paragraph 1 (b); or

    (b) requiring the removal or alteration of the structure on the basis that, at Date of Policy, the ordinances and amendments thereto have been violated with respect to any of the following matters:

      (i) Area, width or depth of the land as a building site for the structure:
      (ii)   Floor space area of the structure;
      (iii)  Setback of the structure from the property lines of the land;
      (iv)   Height of the structure; or
      (v)    Provisions for on-site parking.

There shall be no liability under this endorsement based on the invalidity of the ordinances, and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

Loss or damage as to the matters insured against this endorsement shall not include loss or damage sustained or incurred by reason of the refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

The total liability of the Company under said Policy and any endorsements attached thereto shall not exceed, in the aggregate, the face amount of said policy and cost which the Company is obligated under the provisions of said Policy to pay.

COMMONWEALTH

Commonwealth Land Title Insurance Company               File No. H455-1295
                                                        Policy No. Proforma

This endorsement is made a part of said Policy and is subject to the exclusions, schedules, endorsements, conditions, stipulations and terms thereof, except as modified by the provisions hereof.

Nothing herein contained shall be construed as extending or changing the effective date of said Policy, unless otherwise expressly stated.

IN WITNESS WHEREOF COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers
on the    day of     , 19 .


COMMONWEALTH LAND TITLE INSURANCE COMPANY


PROFORMA
Authorized Signature

                                  EXHIBIT "B"

                           SCHEDULE OF TENANT LEASES

                         MADISON PLAZA LEASE FILE AUDIT

                                                                     27  Jun  98
                                                                        10:08 AM

SUITE           TENANT                                 DOCUMENT                  DOCUMENT DATE
-----------------------------------------------------------------------------------------------------------------------
2800            3077 W. Jefferson Corp.                          Lease Agreement                August 4, 1993
-----------------------------------------------------------------------------------------------------------------------

1835            Accuword International of Illinois, Inc.         Lease Agreement                March 2, 1992
                                                                 First Amendment                December 10, 1993
                                                                 Termination Agreement          March 19, 1998
-----------------------------------------------------------------------------------------------------------------------
220             Acculingua of Illinois, Inc.                     Lease Agreement                March 19, 1998
-----------------------------------------------------------------------------------------------------------------------
230             Accuworrld, LLC                                  Lease Agreement                March 19, 1998
-----------------------------------------------------------------------------------------------------------------------
520             Addeco Employment Services, Inc.                 Lease Agreement                May 29, 1997
-----------------------------------------------------------------------------------------------------------------------

2400 & 2500     Baird & Warner, Inc.                             Lease Agreement                July 25, 1984
                                                                 Lease Amendment                Undated
                                                                 Settlement Agreement           July 20, 1994
                                                                 Second Amendment               July 20, 1994
-----------------------------------------------------------------------------------------------------------------------

3510            Baker, Fentress & Company                        Lease Agreement                July 1, 1983
                                                                 Lease Amendment                July 1, 1983
                                                                 First Amendment                July 25, 1989
                                                                 Second Amendment               October, 1991
                                                                 Third Amendment                September 5, 1995
-----------------------------------------------------------------------------------------------------------------------

2610            Barnes & Thornburg                               Lease Agreement                August 31, 1994
                                                                 First Amendment                May 23, 1995
                                                                 Second Amendment               June 9, 1995
                                                                 Third Amendment                January 22, 1996
                                                                 Fourth Amendment               October 25, 1996
                                                                 Fifth Amendment                January 15, 1997
                                                                 Sixth Amendment                September 8, 1997
                                                                 Seventh Amendment              October 14, 1997
-----------------------------------------------------------------------------------------------------------------------

1020            Bear Stearns & Co., Inc.                         Lease Agreement                December 12, 1997
                                                                 First Amendment                February 27, 1998
-----------------------------------------------------------------------------------------------------------------------

2670            Benefits Communication Corporation               Lease Agreement                March 2, 1995
                                                                 First Amendment                December 18, 1995
-----------------------------------------------------------------------------------------------------------------------
2040            Birndorf & Birndorf, P.C.                        Lease Agreement                May 30, 1995
-----------------------------------------------------------------------------------------------------------------------
460             Bradley University                               Lease Agreement                July 18, 1995
-----------------------------------------------------------------------------------------------------------------------

1910            James Brown & Associates, Ltd.                   Lease Agreement                February 18, 1993
                James Brown & Associates, Ltd.                   Storage Agreement              July 6, 1995
-----------------------------------------------------------------------------------------------------------------------
3540            Donald Brenner/dba The Brenner Group             Lease Agreement                July 1, 1993
-----------------------------------------------------------------------------------------------------------------------

                         MADISON PLAZA LEASE FILE AUDIT

                                                                     27  Jun  98
                                                                        10:08 AM

 SUITE                              TENANT                                        DOCUMENT                  DOCUMENT DATE
------------------------------------------------------------------------------------------------------------------------------

                                                                       Letter Agreement                June 11, 1998
------------------------------------------------------------------------------------------------------------------------------
2300      Canadian Imperial Bank of Commerce                           Lease Agreement                 September 14, 1984
                                                                       First Amendment                 September 14, 1984
                                                                       Second Amendment                May, 1990
                                                                       Third Amendment                 February 2, 1995
------------------------------------------------------------------------------------------------------------------------------
1950      Canmann Chaiken Rosenblum Vandenberg & Smith                 Lease Agreement                 October 20, 1992
------------------------------------------------------------------------------------------------------------------------------
2010      The Carson Group, Inc.                                       Lease Agreement                 August 5, 1997
                                                                       First Amendment                 January 29, 1998
------------------------------------------------------------------------------------------------------------------------------
2175      Cernek, Thomas P. & Cernek, Jeffrey T.                       Lease Agreement                 March 26, 1996
------------------------------------------------------------------------------------------------------------------------------
3440      Centura Software Corporation                                 Lease Agreement                 July 15, 1996
                                                                       First Amendment                 August 1, 1996
------------------------------------------------------------------------------------------------------------------------------
2000      Chicago Capital, Inc                                         Lease Agreement                 September 1, 1995
                                                                       Parking Agreement               January 24, 1996
------------------------------------------------------------------------------------------------------------------------------
3660      Thomas R. Cirignani & Associates                             Lease Agreement                 June 9, 1994
                                                                       Parking Agreement               October 9, 1996
------------------------------------------------------------------------------------------------------------------------------
716       Column financial, Inc.                                       Lease Agreement                 July 9, 1997
------------------------------------------------------------------------------------------------------------------------------
2180      Corporate Real Estate Solutions, Inc.                        Lease Agreement                 July 16, 1996
------------------------------------------------------------------------------------------------------------------------------
470       CPC Electrical Supply Company                                Lease Agreement                 September 1, 1996
                                                                       First Amendment                 September 1, 1997
------------------------------------------------------------------------------------------------------------------------------
600       Dearborn Partners, LLC                                       Lease Agreement                 June 10, 1997
------------------------------------------------------------------------------------------------------------------------------
3550      Decision Quest, Inc.                                         Lease Agreement                 December 15, 1995
------------------------------------------------------------------------------------------------------------------------------
1700      Donaldson Lufkin & Jenrette, Inc.                            License/Indemnification         June 22, 1992
                                                                       Agreement
                                                                       Lease Agreement                 December 29, 1992
                                                                       First Amendment                 June 7, 1996
                                                                       Parking Agreement               November 1, 1993
                                                                       Parking Agreement               February 1, 1996
                                                                       Storage Agreeement (6)          December 4, 1996
                                                                       Parking Agreement               October 24, 1996
                                                                       Second Amendment                March 30, 1998
------------------------------------------------------------------------------------------------------------------------------
1010      DLJ Long Term Investment Corporation                         Lease Agreement                 August 8, 1997
------------------------------------------------------------------------------------------------------------------------------
2850      Fact Finders, Inc/dba Loggans & Cox                          Lease Agreement                 May 28, 1993
                                                                       First Amendment                 July 1, 1993
                                                                       Second Amendment                April 27, 1994
------------------------------------------------------------------------------------------------------------------------------

                         MADISON PLAZA LEASE FILE AUDIT

                                                                     27  Jun  98
                                                                        10:08 AM

   SUITE                         TENANT                                  DOCUMENT                   DOCUMENT DATE
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
3500          Ferguson Partners LLP                          Lease Agreement                   September 9, 1994
                                                             Storage Agreement                 April 15, 1997
-----------------------------------------------------------------------------------------------------------------------
2100          FMC Corporation                                Lease Agreement                   March 3, 1995
              FMC Corporation                                Parking Agreement                 May 1, 1995
-----------------------------------------------------------------------------------------------------------------------
472           Richard L. Gerber                              Lease Agreement                   December 20, 1993
-----------------------------------------------------------------------------------------------------------------------
2250          The Grabscheid Group, Ltd.                     Lease Agreement                   January 28, 1992
                                                             First Amendment                   February 1, 1997
                                                             Second Amendment                  January 27, 1997
                                                             Parking Agreement                 March 19, 1993
-----------------------------------------------------------------------------------------------------------------------
900, 1100     The Hartford Fire Insurance Company            Lease Agreement                   February 2, 1984
                                                             Letter                            February 15, 1984
                                                             Letter                            June 19, 1984
                                                             Letter                            June 27, 1984
                                                             Exapansion Amendment              February 15, 1985
                                                             Letter                            April 29, 1985
                                                             Second Amendment                  February 13, 1987
                                                             Third Amendment                   June 18, 1987
-----------------------------------------------------------------------------------------------------------------------
              The Hartford Fire Insurance Company            Fourth Amendment                  November 9, 1987
                                                             Fifth Amendment                   January 21, 1991
                                                             Sixth Amendment                   March 19, 1992
                                                             Parking Agreement                 April 30, 1987
                                                             Letter                            February 22, 1993
                                                             Letter                            June 15, 1994
                                                             Letter                            June 20, 1995
                                                             Amendment to 6/20/95 Letter       Undated
-----------------------------------------------------------------------------------------------------------------------
2450          The Hunter Group, Inc.                         Lease Agreement                   March 19, 1997
-----------------------------------------------------------------------------------------------------------------------
Floors 39-44  Hyatt Corporation                              Lease Agreement                   August 4, 1983
                                                             First Amendment                   August 4, 1983
                                                             Sign Amendment                    January 22, 1985
-----------------------------------------------------------------------------------------------------------------------
3000                                                         Exapansion Amendment              May 25, 1988
                                                             Letter Agreement                  February 11, 1998
-----------------------------------------------------------------------------------------------------------------------
2900                                                         Second Expansion Amendment        October, 1998
-----------------------------------------------------------------------------------------------------------------------
2700                                                         Third Expansion Amendment         May 20, 1998
-----------------------------------------------------------------------------------------------------------------------


                         MADISON PLAZA LEASE FILE AUDIT

                                                                     27  Jun  98
                                                                        10:08 AM

   SUITE                            TENANT                                   DOCUMENT                  DOCUMENT DATE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
510           Innovative Network Solutions Corp.                   Lease Agreement                June 1, 1996
                                                                   Parking Agreement              January 2, 1996
------------------------------------------------------------------------------------------------------------------------
Lobby         Karad Drug Company, Inc.                             Lease Agreement                March 27, 1997
------------------------------------------------------------------------------------------------------------------------
1970          Kelley, Drye, & Warren                               Lease Agreement                February 28, 1995
                                                                   First Amendment                April 24, 1998
------------------------------------------------------------------------------------------------------------------------
475           Lisa A. Kotrba/DBA Lisa Kotrba & Assoc. Ltd.         Lease Agreement                February 27, 1996
------------------------------------------------------------------------------------------------------------------------
490           Lake Shore Asset Management                          Lease Agreement                January 17, 1997
------------------------------------------------------------------------------------------------------------------------
2200          Lazard Freres & Co.                                  Lease Agreement                March 31, 1993
              Lazard Freres & Co.                                  First Amendment                March 28, 1997
                                                                   Second Amendment               August 20, 1997
                                                                   Assignment of Parking          February 20, 1998
------------------------------------------------------------------------------------------------------------------------
2780          LSV Asset Management                                 Lease Agreement                January 1, 2698
------------------------------------------------------------------------------------------------------------------------
2120          Law Offices of Kurt D. Lloyd                         Lease Agreement                November 11, 1996
------------------------------------------------------------------------------------------------------------------------
Lobby         Madison Group                                        Lease Agreement                June 13, 1984
              d/b/a Lloyd's Restaurant                             Lease Amendment                June 13, 1984
                                                                   Second Amendment               April 1, 1993
------------------------------------------------------------------------------------------------------------------------
760           Mantiss Information Group                            Lease Agreement                January 29, 1998
------------------------------------------------------------------------------------------------------------------------
1860          Metropolitan Fiber Systems of Chicago, Inc.          Lease Agreement                January 15, 1992
                                                                   First Amendment                January 1, 1997
------------------------------------------------------------------------------------------------------------------------
410           Mercantile Capital Markets                           Lease Agreement                April 3, 1996
                                                                   First Amendment                December 18, 1996
                                                                   Second Amendment               December 12, 1997
------------------------------------------------------------------------------------------------------------------------
2420          MG Metals Corp.                                      Lease Agreement                July 17, 1992
                                                                   First Amendment                November 1, 1995
------------------------------------------------------------------------------------------------------------------------
3630          Midwest Mortgage Management Co.                      Lease Agreement                May 31, 1996
                                                                   First Amendment                May 20, 1997
------------------------------------------------------------------------------------------------------------------------
2050          Miglin-Beitler Management Corp.                      Lease Agreement                December 28, 1987
                                                                   First Amendment                February 28, 1991
                                                                   Second Amendment               July 1, 1994
------------------------------------------------------------------------------------------------------------------------
2700          Moran & Company                                      Lease Agreement                September 13, 1985
                                                                   First Amendment                September 13, 1985
                                                                   Second Amendment               July 27, 1990
                                                                   Third Amendment                June 12, 1992
------------------------------------------------------------------------------------------------------------------------

                         MADISON PLAZA LEASE FILE AUDIT

                                                                     27  Jun  98
                                                                        10:08 AM

     SUITE                        TENANT                               DOCUMENT                   Document Date
------------------------------------------------------------------------------------------------------------------------
                                                           Parking Agreement                 January 7, 1993
------------------------------------------------------------------------------------------------------------------------
14-16             National Futures Association             Lease Agreement                   August 30, 1982
                                                           First Amendment                   August 30, 1982
                                                           Option Amendment                  July 25, 1983
                                                           Second Option Amendment           June 27, 1984
                                                           Second Amendment                  May 6, 1991
                                                           Third Amendment                   May 31, 1996
------------------------------------------------------------------------------------------------------------------------
2805              O'Brien-Frietzberg, Inc.                 Lease Agreement                   May 6, 1993
                                                           Storage Agreement                 September 9, 1993
                                                           First Amendment                   January 5, 1996
                                                           Second Amendment                  January 31, 1997
------------------------------------------------------------------------------------------------------------------------
1300              Office of Thrift Supervision             Lease Agreement                   March 29, 1995
                                                           First Amendment                   March 30, 1998
------------------------------------------------------------------------------------------------------------------------
630               Pacific Advisory Services, Inc.          Lease Agreement                   February 22, 1994
------------------------------------------------------------------------------------------------------------------------
420               Price & Associates, Inc.                 Lease Agreement                   December 8, 1995
------------------------------------------------------------------------------------------------------------------------
                  Pritzker & Pritzker                      Lease Agreement                   January 27, 1982
                                                           Lease Amendment                   January 27, 1982
------------------------------------------------------------------------------------------------------------------------
Floors 37 & 38                                             Lease Assignment                  July 31, 1986
                                                           Letter Agreement                  November 1986
                                                           Agreement                         November 17, 1988
------------------------------------------------------------------------------------------------------------------------
2240                                                       Second Amendment                  March 20, 1998
                                                           Third Amendment                   February 1, 1993
                                                           Fourth Amendment                   April 8, 1994
------------------------------------------------------------------------------------------------------------------------
36th                                                       Fifth Amendment                   August 1, 1994
------------------------------------------------------------------------------------------------------------------------
2240                                                       Sixth Amendment                   December 19, 1995
------------------------------------------------------------------------------------------------------------------------
34th                                                       Seventh Amendment                 March 20, 1996
------------------------------------------------------------------------------------------------------------------------
Floors 34, 37, 38                                          Eighth Amendment                  September 16, 1996
------------------------------------------------------------------------------------------------------------------------
3700                                                       Ninth Amendment                   February 28, 1997
------------------------------------------------------------------------------------------------------------------------
Floors 34 * 37                                             Tenth Amendment                   March 14, 1997
------------------------------------------------------------------------------------------------------------------------
36th                                                       Eleventh Amendment                April 30, 1997
                                                           Parking Agreement                 July 16, 1997
------------------------------------------------------------------------------------------------------------------------
36th                                                       Twelfth Amendment                 September 5, 1997

------------------------------------------------------------------------------------------------------------------------
36th                                                       Thirteenth Amendment              October 28, 1997
------------------------------------------------------------------------------------------------------------------------

                         MADISON PLAZA LEASE FILE AUDIT

                                                                     27  Jun  98
                                                                        10:08 AM

     SUITE                           TENANT                               DOCUMENT                  DOCUMENT DATE
------------------------------------------------------------------------------------------------------------------------
                                                                Parking Agreement              March 1, 1995
                                                                Parking Assignment             February 20, 1998
------------------------------------------------------------------------------------------------------------------------
400               Professional Market Brokerage, Inc.           Lease Agreement                January 15, 1997
------------------------------------------------------------------------------------------------------------------------
1940              Project Management Associates, Inc.           Lease Agreement                September 12, 1995
                                                                First Amendment                May 29, 1998
------------------------------------------------------------------------------------------------------------------------
2810              Protocol International, Inc.                  Lease Agreement                June 5, 1997
------------------------------------------------------------------------------------------------------------------------
300               Publishers Credit Services, Inc.              Lease Agreement                March 30, 1998
------------------------------------------------------------------------------------------------------------------------
505               RBZ/dba Levin & Greenfield                    Lease Agreement                February 15, 1996
------------------------------------------------------------------------------------------------------------------------
3450              Renaissance Capital Group, Inc.               Lease Agreement                July 11, 1995
------------------------------------------------------------------------------------------------------------------------
500               Risch Darlington Associates, Inc.             Lease Agreement                April 30, 1994
                                                                Amendment                      May 13, 1997
------------------------------------------------------------------------------------------------------------------------
3660              River West Consultants                        Lease Agreement                September 24, 1993
                                                                Lease Amendment                September 2, 1997
------------------------------------------------------------------------------------------------------------------------
770               Robbins & Associates                          Lease Agreement                May 23, 1994
                                                                First Amendment                September 24, 1996
                                                                Second Amendment               November 15, 1996
------------------------------------------------------------------------------------------------------------------------
685               Robbins & Robins, Ltd.                        Lease Agreement                November 24, 1992
------------------------------------------------------------------------------------------------------------------------
450               Rub, Peter M.                                 Lease Agreement                April 26, 1996
------------------------------------------------------------------------------------------------------------------------
3640              Ryan Beck & Co.                               Lease Agreement                May 5, 1997
------------------------------------------------------------------------------------------------------------------------
1900              SCA  Consulting                               Lease Agreement                August 31, 1996
------------------------------------------------------------------------------------------------------------------------
2150              SLP Infoware                                  Lease Agreement                October 28, 1996
                                                                First Amendment                November 1, 1996
------------------------------------------------------------------------------------------------------------------------
1975              Sato Travel                                   Lease Agreement                February 1, 1995
                                                                Parking Agreement              December 29, 1995
------------------------------------------------------------------------------------------------------------------------
                  Shared Technology Fairchild Telecom           Lease Agreement                September 1, 1996
------------------------------------------------------------------------------------------------------------------------
2110              Smith Hanley Associates                       Lease Agreement                June 6, 1996
------------------------------------------------------------------------------------------------------------------------
2600              Sprint Communications Co., LLP                Lease Agreement                August 20, 1984
                                                                Lease Amendment                August 20, 1984
                                                                Second Amendment               September 27, 1989
                                                                Third Amendment                February 1, 1994
------------------------------------------------------------------------------------------------------------------------
2260              Sullivan, Cotter & Associates, Inc.           Lease Agreement                March 13, 1992
                                                                First Amendment                May 1, 1994
                                                                Second Amendment               February 28, 1997
------------------------------------------------------------------------------------------------------------------------

                         MADISON PLAZA LEASE FILE AUDIT

                                                                     27  Jun  98
                                                                        10:08 AM

     SUITE                           TENANT                              DOCUMENT                DOCUMENT DATE
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
31-34             Towers Perrin, Inc.                           Lease Agreement             August 30, 1994
                                                                Letter Agreement            September 27, 1996
                                                                First Amendment             October 1, 1996
                                                                Second Amendment            January 6, 1997
                                                                Third Amendment             September 29, 1997
                                                                Fourth Amendment            June 1998
------------------------------------------------------------------------------------------------------------------------
590               Trust Consultants, Inc.                       Lease Agreement             October 24, 1997
------------------------------------------------------------------------------------------------------------------------
440               Turner, Phillip A.                            Lease Agreement             March 1, 1996
------------------------------------------------------------------------------------------------------------------------
Lobby             United Airlines, Inc.                         Lease Agreement             November 1, 1996
------------------------------------------------------------------------------------------------------------------------
620               Urlaub, Bowen & Associates, Inc.              Lease Agreement             August 13, 1992
------------------------------------------------------------------------------------------------------------------------
200               Vela Insurance Services, Inc.                 Lease Agreement             June 24, 1996
                                                                Parking Agreement           July 9, 1996
------------------------------------------------------------------------------------------------------------------------
2210              Verio Midwest, Inc.                           Lease Agreement             September 30, 1997
------------------------------------------------------------------------------------------------------------------------
480               Wong & Knowles, C.P.A., P.C.                  Lease Agreement             February 23, 1996
------------------------------------------------------------------------------------------------------------------------
7                 Zell Partners, Ltd.                           Lease Agreement             August 12, 1996
------------------------------------------------------------------------------------------------------------------------